AMENDMENT NO. 1
                                       to
                           LOAN AND SECURITY AGREEMENT
                            dated as of July 12, 1996


                  THIS AMENDMENT NO. 1 dated as of August 15, 1996 is made by LADD FURNITURE, INC., a North Carolina corporation, AMERICAN FURNITURE COMPANY, INCORPORATED, a Virginia corporation, BARCLAY FURNITURE CO., a Mississippi corporation, CLAYTON-MARCUS COMPANY, INC., a North Carolina corporation, LADD CONTRACT SALES CORPORATION, a North Carolina corporation, LADD INTERNATIONAL SALES CORP., a Barbados corporation, LADD TRANSPORTATION, INC., a North Carolina corporation, LEA INDUSTRIES, INC., a North Carolina corporation, PENNSYLVANIA HOUSE, INC., a North Carolina corporation, PILLIOD FURNITURE, INC., a North Carolina corporation, NATIONSBANK, N.A. (SOUTH), a national banking association ("NationsBank"), FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Fleet" and together with NationsBank, the "Co-Agents") and BANKAMERICA BUSINESS CREDIT, INC., a Delaware corporation ("BABCO" and together with NationsBank and Fleet, the "Lenders"), and NationsBank as administrative agent for the Lenders (the "Administrative Agent").

                             Preliminary Statements

                  The Borrowers, the Lenders, the Co-Agents and the Administrative Agent are parties to a Loan and Security Agreement dated as of July 12, 1996 (the "Loan Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined).

                  The Borrowers, the Lenders, the Co-Agents and the Administrative Agent, in order to correct certain oversights in the preparation of the Loan Agreement, have agreed to amend the Loan Agreement as hereinafter set forth.

                  NOW, THEREFORE, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  Section 1. Amendments to Loan Agreement. The Loan Agreement is hereby amended, subject to the provisions of Section 2 hereof, effective as of July 12, 1996, by amending Section 5.2(d) Letter of Credit Fees by amending the second sentence thereof (beginning "Such fees payable . . . ") in its entirety to read as follows:

         Such fees shall be payable to the Administrative Agent for the Ratable benefit of the Lenders (i) as to commercial or documentary Letters of Credit, in advance on the date of


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         issuance  and  (ii) as to  standby  Letters  of  Credit,  quarterly  in advance, beginning on the date of issuance and continuing thereafter so long as such standby Letter of Credit is outstanding, and all such fees shall be calculated based on a year of 360 days and the actual number of days in the stated term thereof.

and by inserting in the next following sentence, immediately before the phrase "canceled or terminated" the phrase "reduced,".

                  Section 2. Effectiveness of Amendment. This Amendment shall become effective upon receipt by the Administrative Agent of at least six copies of this Amendment duly executed and delivered by each Borrower and each Lender.

                  Section 3. Effect of Amendment. From and after the effectiveness of this Amendment, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  Section 4. Counterpart Execution; Governing Law.

                  (a) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                  (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.



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



                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                  BORROWERS:

                                  LADD FURNITURE, INC.


                                  By:/s/William S. Creekmuir
                                    ------------------------
                                     William S. Creekmuir
                                     Executive Vice President

                                  AMERICAN FURNITURE COMPANY,
                                  INCORPORATED


                                  By:/s/William S. Creekmuir
                                     -----------------------
                                     William S. Creekmuir
                                     Vice President

                                  LEA INDUSTRIES, INC.
                                  (a North Carolina corporation)


                                  By:/s/William S. Creekmuir
                                     ------------------------
                                     William S. Creekmuir
                                     Vice President

                                  BARCLAY FURNITURE CO.


                                  By:/s/William S. Creekmuir
                                     -------------------------
                                     William S. Creekmuir
                                     Vice President

                                  CLAYTON-MARCUS COMPANY, INC.


                                  By:/s/William S. Creekmuir
                                    -------------------------
                                     William S. Creekmuir
                                     Vice President

                                  LADD CONTRACT SALES CORP.


                                  By:/s/William S. Creekmuir
                                    -------------------------
                                     William S. Creekmuir
                                     Vice President


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


                                  PENNSYLVANIA HOUSE, INC.


                                  By:/s/William S. Creekmuir
                                    --------------------------
                                     William S. Creekmuir
                                     Vice President

                                  PILLIOD FURNITURE, INC.


                                  By:/s/William S. Creekmuir
                                    --------------------------
                                     William S. Creekmuir
                                     Vice President

                                  LADD TRANSPORTATION, INC.


                                  By:/s/William S. Creekmuir
                                    --------------------------
                                     William S. Creekmuir
                                     Vice President

                                  LADD INTERNATIONAL SALES CORP.


                                  By:/s/William S. Creekmuir
                                    ---------------------------
                                     William S. Creekmuir
                                     Vice President

                                  NATIONSBANK, N.A. (SOUTH), as
                                  Administrative Agent, a Co-Agent
                                  and as a Lender


                                  By:/s/Reece Chapman
                                     ---------------------------
                                     Reece Chapman
                                     Senior Vice President

                                  FLEET CAPITAL CORPORATION, as a Co-
                                  Agent and as a Lender


                                  By: /s/John W. Gretz
                                      ---------------------------
                                      Name:John W. Gretz
                                      Title:SVP

                                  BANKAMERICA BUSINESS CREDIT, INC.,
                                  as a Lender


                                  By:/s/Victor Alfirevic
                                     ---------------------------
                                     Name: Victor Alfirevic
                                     Title: Vice President


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